UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2004

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

124 Acton Street, Maynard, MA	01754
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into of Material Definitive Agreement

Concurrent with the election of Mary Palermo Cotton as a member of the Board of Directors of SeaChange International, Inc., Ms. Cotton was granted a non-qualified stock option to purchase 2,500 shares of SeaChange’s common stock, $.01 par value per share, pursuant to SeaChange’s Amended and Restated 1995 Stock Option Plan. The terms of the option provide for it to vest 25% on the first anniversary date of grant and 6.25% each quarter thereafter.

Attached as Exhibit 99.1 and Exhibit 99.2 are SeaChange’s form of Non-Qualified Stock Option Agreement and Incentive Stock Option Agreement, respectively.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 30, 2004, the Board of Directors of SeaChange International, Inc. elected Mary Palermo Cotton to serve as a Class III Director of SeaChange. Accordingly, Ms. Cotton, 47, will be required to stand for re-election at the 2005 Annual General Meeting of Stockholders of SeaChange. There was no arrangement or understanding pursuant to which Ms. Cotton was elected as a director, and there are no related party transactions between SeaChange and Ms. Cotton. Ms. Cotton will serve on SeaChange’s Audit Committee.

Prior to joining SeaChange, Ms. Cotton was from February 2003 to July 2004 a Senior Advisor to Aspen Technology, a software service provider, and previously served as Aspen’s Chief Operating Officer from January 2001 to January 2003 and as its Executive Vice President from August 1998 to December 2000. In addition, Ms. Cotton was a Director of Precise Software Solutions, a software provider, from June 2000 to June 2003.

Item 7.01. Regulation FD Disclosure.

Attached as Exhibit 99.3 and incorporated herein by reference is a copy of the press release of SeaChange, dated October 6, 2004, reporting the election of Mary Palermo Cotton to SeaChange’s Board of Directors.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The following Exhibits are furnished as part of this report:

Exhibit No.	Description
99.1	Form of Incentive Stock Option Agreement pursuant to the Amended and Restated 1995 Stock Option Plan of SeaChange International, Inc.

99.2	Form of Non-Qualified Stock Option Agreement pursuant to the Amended and Restated 1995 Stock Option Plan of SeaChange International, Inc.

99.3	Press Release, dated October 6, 2004, issued by SeaChange International, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ William L. Fiedler
William L. Fiedler
Chief Financial Officer, Treasurer, Secretary and Senior Vice President, Finance and Administration

Dated: October 6, 2004

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Form of Incentive Stock Option Agreement pursuant to the Amended and Restated 1995 Stock Option Plan of SeaChange International, Inc.

99.2	Form of Non-Qualified Stock Option Agreement pursuant to the Amended and Restated 1995 Stock Option Plan of SeaChange International, Inc.

99.3	Press Release, dated October 6, 2004, issued by SeaChange International, Inc.

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